PACTIV CORPORATION
SUBSIDIARIES AND AFFILIATES
AS OF DECEMBER 31, 2007
Pactiv Corporation (Delaware)

798795 Ontario Limited (Ontario)	100
Pactiv Canada, Inc. (Ontario)	100
Central de Bolsas (Mexico)	99.99
Pactiv Corporation owns 99.99%; Pactiv International Holdings, Inc., owns 0.01%)
Subsidiaries of Central de Bolsas
Grupo Corporativo Jaguar, S.A. de C.V.	98.83
(Central de Bolsas owns 98.83%; Servicios Inustriales Jaguar, S.A. de C.V. owns 1.17%)
Servicio Terrestre Jaguar, S.A. de C.V.	0.01
(Central de Bolsas owns 99.99%; Grupo Corporativo Jaguar, S.A. de C.V. owns 0.01%)
Servicios Industriales Jaguar, S.A. de C.V.	0.01
(Central de Bolsas owns 99.99%; Servicio Terrestre Jaguar, S.A. de C.V. owns 0.01%)
Servicios Industriales Jaguar, S.A. de C.V.	99.99
(Central de Bolsas owns 99.99%; Servicio Terrestre Jaguar, S.A. de C.V. owns 0.01%)
Grupo Corporativo Jaguar, S.A. de C.V.	1.17
(Central de Bolsas owns 98.83%; Servicios Inustriales Jaguar, S.A. de C.V. owns 1.17%)
Servicio Terrestre Jaguar, S.A. de C.V.	0.01
(Central de Bolsas owns 99.99%; Grupo Corporativo Jaguar, S.A. de C.V. owns 0.01%)
Servicios Industriales Jaguar, S.A. de C.V.	0.01
(Central de Bolsas owns 99.99%; Servicio Terrestre Jaguar, S.A. de C.V. owns 0.01%)
Servicio Terrestre Jaguar, S.A. de C.V.	99.99
(Central de Bolsas owns 99.99%; Grupo Corporativo Jaguar, S.A. de C.V. owns 0.01%)
Servicios Industriales Jaguar, S.A. de C.V.	0.01
(Central de Bolsas owns 99.99%; Servicio Terrestre Jaguar, S.A. de C.V. owns 0.01%)
Counce Finance Corporation (Delaware)	100
E-Z Por Corporation (Delaware)	100
EKCO Products, Inc. (Illinois)	100
Montana Industries, Inc. (Delaware)	100
Newspring Canada, Inc. (Ontario)	100
Newspring Industrial Corp. (New Jersey)	100
Pactiv Asia Corporation (Delaware)	100
Pactiv Asia PTE Ltd. (Singapore)	100
Subsidiaries of Pactiv Asia PTE Ltd
Donnguan Pactiv Packaging Co., Ltd. (Peoples Republic of China)	51
(Pactiv Asia PTE Co. Ltd. owns 51%; Dongya Packaging (Dongguan) Co. Ltd., an unaffiliated company, owns 49%)
Zhejing Zhongbao Packaging (Peoples Republic of China)	62.5
(Pactiv Asia PTE Co. Ltd. owns 62.5%; non-affiliates own 37.5%)

Subsidiaries of Zhejing Zhongbao Packaging
Suzhou Pactiv Packaging (China)	100
Pactiv Business Services Holdings LLC (Delaware)	100
Pactiv Business Services LLC (Delaware)	100
Pactiv Chile Holdings Inc. (Delaware)	100
Pactiv CPI Holding Company (Delaware)	100
Pactiv Deutschland Holdinggesellschaft mbH (Germany)	100
Subsidiaries of Pactiv Deutschland Holdinggesellschaft mbH
Omni-Pac Ekco GmbH Verpackungsmittel (Germany)	100
(Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner; Omni-Pac Ekco Verpackungsmittel Verwaltungsgesellschaft mbH is the General Partner)
Subsidiaries of Omni-Pac Ekco Gmbh Verpackungsmittel
Omni-Pac Poland SP Z.O.O. (Poland)	100
Omni-Pac Ekco Verpackungsmittel Verwaltungsgesellschaft mbH (Germany)	100
Omni-Pac GmbH Verpackungsmittel (Germany)	100
(Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner; Omni-Pac Verpackungsmittel Verwaltungsgesellschaft mbH is the General Partner)
Subsidiaries of Omni-Pac Gmbh Verpackungsmittel
Omni-Pac ApS (Denmark)	100
Omni-Pac A.B. (Sweden)	100
Omni-Pac Verpackungsmittel Verwaltungsgesellschaft mbH (Germany)	100
Subsidiaries of Omni-Pac Verpackungsmittel Verwaltungsgesellschaft mbh
Omni-Pac GmbH Verpackungsmittel (Germany)	0
(Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner; Omni-Pac Verpackungsmittel Verwaltungsgesellschaft mbH is the General Partner)
Subsidiaries of Omni-Pac Gmbh Verpackungsmittel
Omni-Pac ApS (Denmark)	100
Omni-Pac A.B. (Sweden)	100
Pactiv Europe B.V. (Netherlands)	100
Pactiv Factoring LLC (Delaware)	100
Pactiv RSA LLC (Delaware)	100
Pactiv Forest Products GmbH (Germany)	100
Pactiv Germany Holdings Inc. (Delaware)	100
Pactiv Hungary Holdings Inc. (Delaware)	100
Pactiv International Business Development Limited (Delaware)	100
Pactiv International Holdings Inc. (Delaware)	100
Subsidiaries of Pactiv International Holdings Inc.
Central de Bolsas (Mexico)	<.01
(Pactiv Corporation owns >99.99%; Pactiv International Holdings, Inc., owns <0.01%)
Subsidiaries of Central de Bolsas
Grupo Corporativo Jaguar, S.A. de C.V.	98.83
(Central de Bolsas owns 98.83%; Servicios Inustriales Jaguar, S.A. de C.V. owns 1.17%)
Servicio Terrestre Jaguar, S.A. de C.V.	0.01
(Central de Bolsas owns 99.99%; Grupo Corporativo Jaguar, S.A. de C.V. owns 0.01%)
Servicios Industriales Jaguar, S.A. de C.V.	0.01
(Central de Bolsas owns 99.99%; Servicio Terrestre Jaguar, S.A. de C.V. owns 0.01%)

Servicios Industriales Jaguar, S.A. de C.V.	99.99
(Central de Bolsas owns 99.99%; Servicio Terrestre Jaguar, S.A. de C.V. owns 0.01%)
Grupo Corporativo Jaguar, S.A. de C.V.	1.17
(Central de Bolsas owns 98.83%; Servicios Inustriales Jaguar, S.A. de C.V. owns 1.17%)
Servicio Terrestre Jaguar, S.A. de C.V.	0.01
(Central de Bolsas owns 99.99%; Grupo Corporativo Jaguar, S.A. de C.V. owns 0.01%)
Servicios Industriales Jaguar, S.A. de C.V.	0.01
(Central de Bolsas owns 99.99%; Servicio Terrestre Jaguar, S.A. de C.V. owns 0.01%)
Servicio Terrestre Jaguar, S.A. de C.V.	99.99
(Central de Bolsas owns 99.99%; Grupo Corporativo Jaguar, S.A. de C.V. owns 0.01%)
Servicios Industriales Jaguar, S.A. de C.V.	0.01
(Central de Bolsas owns 99.99%; Servicio Terrestre Jaguar, S.A. de C.V. owns 0.01%)
Ha’Lakoach Ha’Neeman H’ Sheeshim Ou’Shenayim Ltd. (Israel)	100
Pactiv de Mexico, S. de R.L. C.V. (Mexico)	99.99
(Pactiv International Holdings Inc. owns >99.99%; Pactiv Corporation owns <0.01%)
Subsidiaries of Pactiv de Mexico, S. de R.L. C.V.
Servicios de Integrales de Operacion S.A. de C.V.	99.99
(Pactiv de Mexico, S. de R.L. C.V. owns >99.99%; Pactiv Corporation owns <0.01%)
Pactiv Leasing Company (Delaware)	100
Pactiv Management Company LLC (Delaware)	100
Pactiv de Mexico, S. de R.L. C.V. (Mexico)	0.01
(Pactiv Corporation owns <0.01%; Pactiv International Holdings Inc. owns >99.99%)
Subsidiaries of Pactiv de Mexico, S. de R.L. C.V.
Servicios de Integrales de Operacion S.A. de C.V.	99.99
(Pactiv de Mexico, S. de R.L. C.V. owns >99.99%; Pactiv Corporation owns <0.01%)
Pactiv NHC Inc. (Nevada)	100
Pactiv Romania Holdings Inc. (Delaware)	100
Pactiv Sales Company LLC (Delaware)	100
PCA West Inc. (Delaware)	100
Coast-Packaging Company (California General Partnership)	50
(PCA West Inc. owns 50%, as General Partner; J.G. Haddy Sales Company, an unaffiliated company, owns 50%, as General Partner)
Prairie Packaging, Inc. (Delaware)	100
Subsidiaries of Prairie Packaging, Inc.
Prairie Packaging UK Limited (United Kingdom)	100
Prairiebration LLC(Delaware)	50
(Prairie Packaging, Inc. owns 50%; Celebration Paper & Plastics Ltd., an unaffiliated UK company, owns 50%)
Servicios de Integrales de Operacion S.A. de C.V.	0.01
(Pactiv de Mexico, S. de R.L. C.V. owns >99.99%;
Pactiv Corporation owns <0.01%)

Tenneco Inc. (Nevada)[1]	100
The Baldwin Group Ltd. (United Kingdom)	100
Subsidiaries of The Baldwin Group Ltd.
Baldwin Packaging Limited (United Kingdom)[2]	0.01
(J&W Baldwin (Holdings) Ltd. owns >99.99%; The Baldwin Group, Ltd. owns <0.01%)
Subsidiaries of Baldwin Packaging Limited
J&W Baldwin (Manchester) Limited (United Kingdom)[3]	>99.99
(Baldwin Packaging Limited owns >99.99%; The Baldwin Group, Ltd. owns <0.01%)
Jiffy Rugated Products Limited (United Kingdom)[2]	>99.99
(Baldwin Packaging Limited owns >99.99%; The Baldwin Group, Ltd. owns <0.01%)
J & W Baldwin (Holdings) Ltd. (United Kingdom)	100
Subsidiaries of J&W Baldwin (Holdings) Ltd.
Alpha Products (Bristol) Limited (United Kingdom)	100
Baldwin Packaging Limited (United Kingdom)[2]	>99.99
(J&W Baldwin (Holdings) Ltd. owns >99.99%; The Baldwin Group, Ltd. owns <0.01%)
Subsidiaries of Baldwin Packaging Limited
J&W Baldwin (Manchester) Limited (United Kingdom)[3]	>99.99
(Baldwin Packaging Limited owns >99.99%;
The Baldwin Group, Ltd. owns <0.01%)
Jiffy Rugated Products Limited (United Kingdom)[2]	>99.99
(Baldwin Packaging Limited owns >99.99%;
The Baldwin Group, Ltd. owns <0.01%)
Brucefield Plastics Limited (Scotland)[2]	100
Coastal Packaging Ltd. (United Kingdom)[3]	100
Pactiv (Caerphilly) Limited (United Kingdom)	100
Pactiv (Films) Limited (United Kingdom)	100
Pactiv (Livingston) Limited (United Kingdom)[3]	100
Pactiv (Stanley) Limited (United Kingdom)[2]	100
Pactiv Packaging Limited (United Kingdom)[2]	>99.99
(J&W Baldwin (Holdings) Ltd. owns >99.99%; The Baldwin Group, Ltd. owns <0.01%)
Pentland Packaging Limited (Scotland)[2]	99.99
(J&W Baldwin (Holdings) Ltd. owns 99.99%; The Baldwin Group, Ltd. owns 0.01%)
Polbeth Packaging (Corby) Limited (Scotland)[3]	100
Prempack Limited (United Kingdom)[2]	100
R&H Robinson (Sheffield) Ltd. (United Kingdom)[2]	100
J&W Baldwin (Manchester) Limited (United Kingdom)[3]	<0.01
(The Baldwin Group Ltd. owns less than 0.01%; Baldwin Packaging Limited owns >99.99%)
Jiffy Rugated Products Limited (United Kingdom)[2]	<0.01
(The Baldwin Group, Ltd. owns less than 0.01%; Baldwin Packaging Limited owns >99.99%)
Omni-Pac UK Limited (United Kingdom)	100

[1]	In dissolution.

[2]	In Liquidation

[3]	In Strike-Off

Pactiv Packaging Limited (United Kingdom)[4]	<0.01
(The Baldwin Group Ltd. owns less than 0.01%; J&W Baldwin (Holdings) Limited owns >99.99%)
Pentland Packaging Limited (Scotland)[4]	<0.01
(The Baldwin Group Ltd. owns less than 0.01%; J&W Baldwin (Holdings) Limited owns >99.99%)
Pactiv Limited (United Kingdom)[4]	100
The Corinth and Counce Railroad Company (Mississippi)	100

[4]	In Liquidation

5